UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 27, 2008
DELTA PETROLEUM CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation or organization)	0-16203 (Commission File Number)	84-1060803 (I.R.S. Employer Identification Number)
Suite 4300
370 Seventeenth Street
Denver, Colorado 80202
Registrant’s telephone number, including area code: (303) 293-9133
No Change
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.
     On October 27, 2008, Delta Petroleum Corporation issued a press release announcing that it has received commitments from its expanded bank group for a new $590 million revolving credit facility with an initial borrowing base of $295 million, an increase from its previous borrowing base of $250 million. A copy of the press release is attached as Exhibit 99.1 to this report.
     The information in this Item 7.01, including the information set forth in Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit
No.	Description
99.1	Delta Petroleum Corporation Press Release, dated October 27, 2008.

Signature
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 28, 2008
Delta Petroleum Corporation
	By:	/s/ Stanley F. Freedman
Stanley F. Freedman, Executive Vice
President and Secretary

Exhibit Index

Exhibit
No.	Description
99.1	Delta Petroleum Corporation Press Release, dated October 27, 2008.